UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2009

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 5, 2009, Steinway Musical Instruments, Inc. (the “Company”) entered into an agreement with Samick Musical Instruments Co., Ltd. (“Samick”) for a private placement of 1.7 million shares of its ordinary common stock at a price of $16 per share.  The Company intends to use the proceeds of approximately $27 million to retire outstanding debt and for general corporate purposes.  Samick was also granted the right to purchase by March 31, 2010 an additional 1.7 million shares of ordinary common stock at an exercise price of $16 per share.

The press release announcing this transaction and the subscription agreement are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2009, the Company issued a press release indicating that it had published on its website its results for the third quarter and nine months ending September 30, 2009.

The earnings release containing those results is attached hereto as Exhibit 99.3.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 5, 2009, in connection with the stock purchased under the subscription agreement described in Item 1.01 above, Mr. Jong Sup Kim joined the Board of the Company.  Mr. Kim will not serve on any Committee of the Board at this time and will not receive compensation for his service on the Board.

The related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release dated November 5, 2009 announcing the private placement of stock with Samick and the appointment of Jong Sup Kim to the Steinway Musical Instruments, Inc. Board of Directors.

99.2	Subscription agreement between Steinway Musical Instruments, Inc. and Samick Musical Instruments Co., Ltd. signed November 5, 2009.

99.3	Earnings release dated November 5, 2009 reporting Steinway Musical Instruments, Inc.’s results for the quarter and nine months ended September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 5, 2009	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 5, 2009 announcing the private placement of stock with Samick and the appointment of Jong Sup Kim to the Steinway Musical Instruments, Inc. Board of Directors.

99.2	Subscription agreement between Steinway Musical Instruments, Inc. and Samick Musical Instruments Co., Ltd. signed November 5, 2009.

99.3	Earnings release dated November 5, 2009 reporting Steinway Musical Instruments, Inc.’s results for the quarter and nine months ended September 30, 2009.